                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              WILLIS LEASE FINANCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

PRELIMINARY COPY
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                        WILLIS LEASE FINANCE CORPORATION

                             ---------------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 1998

                            ------------------------

TO OUR SHAREHOLDERS:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders of WILLIS LEASE FINANCE CORPORATION (the "Company"), which will be held at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California at 2:00 p.m. on May 12, 1998, for the following purposes:

     1. To elect five directors to the Board of Directors;

     2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998;

     3. To consider a proposal to change the Company's state of incorporation from California to Delaware and the adoption of various related measures which will affect certain shareholder rights as described in the accompanying Proxy Statement;

     4. To consider a proposal to approve a series of amendments to the Company's 1996 Stock Option/ Stock Issuance Plan (the "1996 Plan"), including a 500,000 share increase in the number of shares of Common Stock authorized for issuance under the 1996 Plan; and

     5. To act upon such other business as may properly come before the meeting or my adjournment or postponement thereof. These matters are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on March 23, 1998 as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

    A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, to ensure that your shares will be voted at the Annual Meeting. Your proxy may be revoked at any time prior to the time it is voted.

    Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          Sincerely yours,
                                          Charles F. Willis, IV
                                          CHAIRMAN OF THE BOARD

April   , 1998
Sausalito, California

                        WILLIS LEASE FINANCE CORPORATION
                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                             ---------

SOLICITATION AND VOTING OF PROXIES.........................................................................          1

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD.......................................          2

PROPOSAL 1 ELECTION OF DIRECTORS...........................................................................          3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................................          6

EXECUTIVE COMPENSATION AND OTHER INFORMATION...............................................................          7

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS...........................          9

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION................................................          9

REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION..................          9

PERFORMANCE GRAPH..........................................................................................         12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................................................         12

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.......................................         12

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.....................................         13

PROPOSAL 3 CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE......................         13
  Summary..................................................................................................         13
  No Change in the Name, Business or Physical Location of the Company......................................         15
  Reasons For The Proposed Reincorporation.................................................................         15
    Delaware Corporation Law...............................................................................         15
    Increased Ability to Attract and Retain Qualified Directors............................................         15
    Reduced Vulnerability..................................................................................         16
    Possible Disadvantages.................................................................................         17
  Significant Differences Between The Amended And Restated Articles Of Incorporation Of Willis-California
    And The Certificate Of Incorporation Of Willis-Delaware................................................         17
    Classified Board of Directors, Removal of Directors and Related Matters................................         17
    Increased Shareholder Vote Required in Certain Business Combinations...................................         18
    Elimination of Shareholders' Power to Call Special Shareholders Meetings...............................         20
    Procedures for Shareholder Nominations and Proposals...................................................         20
    Amendment of Certain Charter and Bylaw Provisions......................................................         21
    Authorized Shares of Stock.............................................................................         22
  Significant Differences Between The Corporation Laws of California and Delaware..........................         22
    Classification of the Board of Directors...............................................................         22
    Shareholder Approval of Certain Business Combinations..................................................         23
    Cumulative Voting for Directors........................................................................         24
    Removal of Directors...................................................................................         24
    Shareholder Voting.....................................................................................         24
    Loans to Officers......................................................................................         25

                                                                                                               PAGE
                                                                                                             ---------
    Dissenters' Rights.....................................................................................         25
    Limitation of Liability................................................................................         26
    Indemnification........................................................................................         26
    Inspection of Shareholder List.........................................................................         27
    Dividends and Repurchases of Shares....................................................................         27
    Application of the General Corporation Law of California to Delaware Corporations......................         28
  Other....................................................................................................         28
    Rights of Dissenting Shareholders......................................................................         28
    Certain Federal Income Tax Consequences................................................................         28
    Vote Required..........................................................................................         29

PROPOSAL 4 AMENDMENTS TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN.........................................         29
  Equity Incentive Programs................................................................................         30
  Share Reserve............................................................................................         30
  Eligibility..............................................................................................         31
  Valuation................................................................................................         31
  Discretionary Option Grant Program.......................................................................         31
  Automatic Option Grant Program...........................................................................         32
  Stock Issuance Program...................................................................................         33
  General Provisions.......................................................................................         33
    Acceleration...........................................................................................         33
    Financial Assistance...................................................................................         33
    Stock Awards...........................................................................................         33
    Amendment and Termination..............................................................................         34
  Federal Income Tax Consequences..........................................................................         34
    Option Grants..........................................................................................         34
    Stock Appreciation Rights..............................................................................         35
    Direct Stock Issuance..................................................................................         35
    Deductibility of Executive Compensation................................................................         35
  Accounting Treatment.....................................................................................         35
  New Plan Benefits........................................................................................         36
  Shareholder Approval.....................................................................................         36

SHAREHOLDER PROPOSALS......................................................................................         36

OTHER MATTERS..............................................................................................         36

INCORPORATION BY REFERENCE.................................................................................         36

APPENDICES
    A--AGREEMENT AND PLAN OF MERGER........................................................................        A-1
    B--CERTIFICATE OF INCORPORATION OF WILLIS-DELAWARE.....................................................        B-1
    C--BYLAWS OF WILLIS-DELAWARE...........................................................................        C-1

                   SHAREHOLDERS SHOULD READ THE ENTIRE PROXY
              STATEMENT CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                        WILLIS LEASE FINANCE CORPORATION
                           TO BE HELD ON MAY 12, 1998

                             ---------------------

                       SOLICITATION AND VOTING OF PROXIES

GENERAL

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WILLIS LEASE FINANCE CORPORATION (the "Company") of proxies to be voted at the 1998 Annual Meeting of Shareholders, which will be held at 2:00 p.m. on May 12, 1998 at the Park Hyatt Hotel, 333 Battery Street, San Francisco, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 1998 Annual Meeting of Shareholders.

    The Company's principal executive offices are located at 180 Harbor Drive, Suite 200, Sausalito, California 94965. This Proxy Statement is first being mailed to shareholders on or about April 3, 1998. The Company's 1998 Annual Report is being mailed to shareholders concurrently with this Proxy Statement. The 1998 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING

    The close of business on March 23, 1998 is the record date for shareholders entitled to notice of and to vote at the 1998 Annual Meeting of Shareholders. As
of that date, the Company had       shares of Common Stock, no par value (the
"Common Stock") issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the 1998 Annual Meeting of Shareholders, and shareholders of record entitled to vote at the meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.

    The required quorum for the meeting is a majority of the outstanding shares of Common Stock eligible to be voted on the matters to be considered at the meeting. In the election for directors, the five nominees receiving the highest number of affirmative votes will be elected. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting (which affirmative votes constitute a majority of the required quorum) is required for the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants and the approval of the proposed amendments to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan"). The affirmative vote of a majority of the outstanding shares eligible to be voted at the meeting is required for approval of the proposal to change the state of incorporation to Delaware.

    Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the 1998 Annual Meeting of Shareholders in accordance with the shareholders' instructions contained therein. If no instructions are marked on the proxy card, the shares represented thereby will be voted (i) for the election of the Board's nominees as directors (Proposal 1), (ii) for ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998 (Proposal 2), (iii) for the change of the Company's State of incorporation from California to Delaware and the adoption of various other measures which will affect certain shareholder rights as described herein (Proposal 3), and (iv) for the approval of the amendments to the 1996 Plan as described herein (Proposal
4). If a properly signed proxy or ballot indicates that a shareholder, broker or other nominee abstains from voting or that the shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, although such shares will be counted as being in attendance at the meeting for purposes of determining the presence of a quorum. For the purpose of determining whether the proposed change of the Company's State of incorporation from California to Delaware (Proposal 3) is approved, abstentions and broker non-votes will have the effect of a negative vote because that proposal requires the approval of a majority of the outstanding shares entitled to vote.

    Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

REVOCABILITY OF PROXIES

    Any shareholder giving a proxy in the form accompanying this Proxy Statement has the right to revoke it at any time before it is voted at the meeting. It may be revoked by filing with the Secretary of the Company an instrument of revocation or by the presentation at the meeting of a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

SOLICITATION

    The entire cost of preparing, assembling and mailing the Notice of 1998 Annual Meeting, this Proxy Statement and the enclosed proxy card, and of soliciting proxies, will be paid by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Company employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

    Non-employee members of the Board are each paid an annual fee of $10,000 and are reimbursed for all reasonable out-of-pocket costs incurred to attend Board of Directors or Committee meetings. They also receive $1,000 for each Board meeting and $500 for each Committee meeting which they attend in person, and $500 and $250, respectively, for each Board and Committee meeting held by telephone. Pursuant to the Automatic Option Grant program under the 1996 Plan, each individual who first becomes a non-employee Board member is eligible to receive an option grant for 5,000 shares of Common Stock. In addition, on the date of each annual shareholders meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular annual meeting, will be granted an option to purchase 1,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Company's Common Stock on the grant date, and will have a maximum term of 10 years, subject to earlier termination should the optionee cease to serve as a member of the Company's Board of Directors.

    The current non-employee Board members, Messrs. Anderson, LeRoy and Smith, each received an automatic option grant on September 18, 1996 for 5,000 shares of the Company's Common Stock at an exercise price per share of $8.00, the fair market value per share of the Company's Common Stock on the date of grant. In addition, each of these non-employee Board members received on automatic option grant on May 14, 1997, for 1,000 shares of the Company's Common Stock at an exercise price per share of $11.25, the fair market value per share of the Company's Common stock on the date of grant. Each 5,000-share option grant will vest in a series of four successive equal annual installments over the optionee's period of continued service as a Board member measured from the option grant date. Each 1,000-share option grant will vest in one installment upon the optionee's completion of one year of Board service measured from the grant date. Please see the description of the Automatic Option Grant Program under Proposal Four for further information concerning the remaining terms and conditions of these automatic option grants.

    The Board of Directors of the Company held a total of eight (8) meetings during the fiscal year ended December 31, 1997 (the "1997 fiscal year"). In the 1997 fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served.

    The Company has an Audit Committee and a Compensation Committee of the Board of Directors, both comprised solely of non-employee directors. There is no nominating committee or Committee performing the functions of such committee.

    The Audit Committee meets with the Company's financial management and its independent public accountants to review internal financial information, audit plans and results, and financial reporting procedures. This Committee, which currently consists of William M. LeRoy, Chairman, Ross K. Anderson and Willard
H. Smith, held two (2) meetings during the 1997 fiscal year.

    The Compensation Committee reviews and approves the Company's compensation arrangements for senior management and administers the 1996 Plan. This Committee, which currently consists of Ross K. Anderson, Chairman, William M. LeRoy and Willard H. Smith, Jr., held five (5) meetings during the 1997 fiscal year.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The directors of the Company are elected annually to serve until the next annual meeting of the shareholders and until their respective successors are elected. The nominees for the Board of Directors are set forth below. All of the nominees have served as directors since the last annual meeting.

    The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 1998 Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

NOMINEES TO BOARD OF DIRECTORS

                                                                                DIRECTOR
NAME                                                                              SINCE        AGE*
-----------------------------------------------------------------------------  -----------     -----
Charles F. Willis, IV........................................................        1985           49
William L. McElfresh.........................................................        1996           51
Ross K. Anderson.............................................................        1996           56
William M. LeRoy.............................................................        1996           55
Willard H. Smith, Jr.........................................................        1996           61

------------------------

*   Age listed as of March 23, 1998

    CHARLES F. WILLIS, IV is the founder of the Company, has served as Chief Executive Officer, President and a Director since its incorporation in 1985 and has served as Chairman of the Board of Directors since 1996. Mr. Willis has 31 years of experience in the aviation industry. He has provided a wide range of consulting services to the aviation industry, including fleet planning, cost of recertification estimation, assistance with purchase and lease documentation, appraisal of competing equipment and evaluation of financing proposals. From 1975 to 1985, Mr. Willis served as president of the Company's predecessor, Charles F. Willis Company, which purchased, financed and/or sold a variety of large commercial transport aircraft and provided consulting services to the aviation industry. During 1974, Mr. Willis operated a small business not involved in the aviation industry. From 1972 through 1973, Mr. Willis was Assistant Vice President of Sales at Seaboard World Airlines, a freight carrier. From 1965 through 1972, he held various positions at Alaska Airlines, including positions in the departments of flight operations, sales and marketing.

    WILLIAM L. MCELFRESH was named as the Company's Executive Vice President of Strategic Development in February 1997. Prior to that, he served as the Company's Executive Vice President-Marketing since 1989 and was named a Director of the Company in 1996. For approximately 29 years, Mr. McElfresh has been involved with commercial jet engine sales and support. From 1987 through 1989, he was a partner with Turbine Engine Support Co., Inc. and provided sales, brokerage, exchange and monitoring programs for aircraft engines and parts. As Vice President, Sales and Marketing for International Aircraft Support, Inc. from 1983 through 1987, Mr. McElfresh found and exploited new market opportunities for commercial jet aircraft engines and spare parts. From 1977 through 1983, he developed and managed the worldwide spares support and overall operations for the Power Accessories Division of TRW, Inc. From 1972 to 1983, he established a marketing program in Asia and Pacific Island markets to support the growth for the new Component Repair Group of TRW Inc., which manufactured the major aircraft engine components for Pratt and Whitney, General Electric and CFM. From 1968 to 1972, he was an Aircraft Maintenance Officer in the United States Air Force assigned to VIP and NASA Operations Support. Mr. McElfresh holds a B.A. from the University of Kansas and an M.B.A. from Pepperdine University.

    ROSS K. ANDERSON has served as a Director of the Company since 1996. Since 1993, Mr. Anderson has been President and Chief Executive Officer of ASTECH Manufacturing, Inc. ("ASTECH"), an aerospace company manufacturing proprietary metal honeycomb products using high temperature alloys. ASTECH's principal customers include Boeing, Pratt & Whitney and General Electric for commercial aircraft engines. From 1991 to 1993, Mr. Anderson was employed at Teledyne Aircraft Group as Group Executive. From 1987 to 1991, Mr. Anderson served as President of Teledyne Cast Products and PICCO. Mr. Anderson received his M.S. in Aeronautical Engineering from California Institute of Technology, his M.B.A. from Stanford Graduate School of Business and his B.S. from the United States Naval Academy.

    WILLIAM M. LEROY has served as a Director of the Company since 1996. In 1993, Mr. LeRoy established the LeRoy Accountancy Corporation, an audit firm specializing in the audits of employee benefit plans. From 1965 to 1993, Mr. LeRoy served in various positions at Ernst & Young LLP, an independent accounting firm, in the Chicago, San Jose and San Francisco offices including as audit partner responsible for the financial institution and leasing company practice in northern California. Mr. LeRoy received his M.B.A. from Golden Gate University and his B.S. in Accounting from Northern Illinois University.

    WILLARD H. SMITH, JR. has served as a Director of the Company since 1996. From 1979 through 1995, Mr. Smith was employed at Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") and served as Managing Director since 1983 in their Equity Capital Markets Division. From 1992 through 1995, Mr. Smith's primary focus was the real estate investment trust industry. His duties as Managing Director at Merrill Lynch included evaluating companies' structure and equity requirements, coordinating the placement of equity offerings with Merrill Lynch's retail and institutional client base, and assessing the market's demand for potential offerings. Mr. Smith is also a Board Member of the Cohen & Steers Realty Shares, Cohen & Steers Realty Income Fund, the Cohen & Steers Total Return Realty Fund, the Cohen & Steers Special Equity Fund, Inc., the Cohen & Steers Equity Income Fund, Essex Property Trust, Inc., Highwoods Properties, Inc. and Realty Income Corporation. Prior to joining Merrill Lynch, Mr. Smith worked at F. Eberstadt & Co. from 1971 to 1979. Mr. Smith received his B.S. in Business Administration, and B.S. in Industrial Engineering from the University of North Dakota in 1959 and 1960, respectively.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE-LISTED NOMINEES AS DIRECTORS.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 1, 1998 by (i) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director; (iii) each officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

                                                                                            COMMON STOCK(1)
                                                                                   ---------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                                 SHARES     PERCENTAGE OF CLASS
---------------------------------------------------------------------------------  ----------  ---------------------
Charles F. Willis, IV(2).........................................................   3,060,657(3)            42.5%
William L. McElfresh(2)..........................................................      78,159              1.1
Edwin F. Dibble(2)(4)............................................................      38,726            *
Steven D. Oldenburg(2)...........................................................      16,370            *
Donald A. Nunemaker(2)...........................................................       7,676            *
Ross K. Anderson(2)..............................................................       7,000            *
Willard H. Smith, Jr.(2).........................................................       7,000            *
William M. LeRoy(2)..............................................................       6,000            *
All directors and executive officers as a group (11 persons).....................   3,239,773             44.9%
J.P. Morgan & Co. Incorporated...................................................     676,700(5)             9.4%
Wellington Management Company LLP................................................     449,200(6)             6.2%

------------------------

*   Less than one percent

(1) Except as indicated in the footnotes to this table, the shareholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after March 1, 1998, including, but not limited to, upon the exercise of an option.

(2) The mailing address for each individual is c/o Willis Lease Finance Corporation, 180 Harbor Drive, Suite 200, Sausalito, CA 94965.

(3) All of the 3,060,657 shares are held by CFW Partners, L.P, a California Limited Partnership of which Charles F. Willis, IV holds a one percent (1%) interest as the sole general partner and of which he holds an eighty percent (80%) interest as a limited partner. A trust for the benefit of Mr. Willis' son holds the remaining nineteen percent (19%) interest as a limited partner.

(4) 16,136 of the shares were received in exchange for a minority interest in WASI, and are held by Mr. Dibble and his wife.

(5) Based on Schedule 13G/A filed by J.P. Morgan & Co. Incorporated filed with the SEC on February 13, 1998. J.P. Morgan & Co. Incorporated's mailing address is P.O. Box 271, c/o William D. Hall, Wilmington, DE 19899.

(6) Based on Schedule 13G filed by Wellington Management Company, LLP with the SEC on February 9, 1998. Wellington Management Company, LLP's mailing address is 75 State Street, Boston, MA 02109.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning the compensation earned by (i) the Company's Chief Executive Officer and (ii) each of the four other most highly compensated executive officers of the Company serving as such as of the end of the 1997 fiscal year and whose total annual salary and bonus exceeds $100,000. Such individuals will be hereafter referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                   ANNUAL COMPENSATION                     AWARDS
                    -------------------------------------------------   ------------
                                                            OTHER        SECURITIES
NAME AND PRINCIPAL  FISCAL                                  ANNUAL       UNDERLYING
POSITION             YEAR       SALARY        BONUS      COMPENSATION     OPTIONS
------------------  ------    ----------    ----------   ------------   ------------

Charles F. Willis,   1997        250,000       350,000      --             --
  IV .............   1996        448,488       175,000      --             --
  Chief Executive    1995        577,704        --          --             --
  Officer

William L.           1997        150,000       111,830      --             --
  McElfresh ......   1996        150,000        63,265      --            150,000
  Executive Vice     1995        116,000       134,892      --             --
  President

Edwin F.             1997        100,000       337,800(1)    --            --
  Dibble .........   1996        100,000       264,615(1)    --            30,000
  Vice               1995        100,000        94,485(1)    --            --
  President--WASI

Steven D.            1997        135,417       137,084      95,125(2)      --
  Oldenburg ......   1996        125,000        43,000      23,387(3)      30,000
  Senior Vice        1995         90,240(4)     30,000      --             --
  President

Donald A.            1997         63,654        60,505      85,022(6)      30,000
  Nunemaker ......
  Executive Vice
  President(5)

------------------------

(1) Mr. Dibble's bonus is determined as a percentage of pre-tax profits of WASI.

(2) This consists of an additional bonus of $15,125 relating to the 1996 fiscal year, a $62,000 bonus for bringing a profitable deal for the Company and an $18,000 reimbursement for a real estate broker commission incurred in connection with his relocation.

(3) Represents relocation expenses paid by the Company.

(4) Includes $73,995 in consulting fees paid by the Company to Mr. Oldenburg before he became an employee of the Company.

(5) Mr. Nunemaker was hired by the Company in July of 1997.

(6) This consists of a signing bonus of $50,000 and a moving expense reimbursement of $35,022.

STOCK OPTIONS

    The following table sets forth information concerning the stock options granted by the Company during the 1997 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during the 1997 fiscal year to the Named Executive Officers.

                       OPTION GRANTS IN 1997 FISCAL YEAR

                                                                                                         POTENTIAL REALIZABLE
                                                            INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                                    ------------------------------------------------------------------  ANNUAL RATES OF STOCK
                                       NUMBER OF       PERCENT OF TOTAL                                 PRICE APPRECIATION FOR
                                      SECURITIES      OPTIONS GRANTED TO     EXERCISE OR                    OPTION TERM(1)
                                      UNDERLYING      EMPLOYEES IN FISCAL    BASE PRICE    EXPIRATION   ----------------------
NAME                                OPTIONS GRANTED        YEAR 1997        PER SHARE(2)      DATE          5%         10%
----------------------------------  ---------------  ---------------------  -------------  -----------  ----------  ----------
Donald A. Nunemaker...............        30,000                18.6%         $   14.75       6/29/07   $  278,286  $  705,231

------------------------

(1) There is no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation.

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income and employment tax liability incurred by the optionee in connection with such exercise.

STOCK OPTION EXERCISE AND HOLDINGS

    The following table sets forth certain information with respect to the Named Executive Officers concerning shares of the Company's Common Stock subject to exercisable and unexercisable stock options which the Named Executive Officers held at the end of the 1997 fiscal year. No options or SARs were exercised by any Named Executive Officer during the 1997 fiscal year. Except to the extent of any limited stock appreciation rights awarded in connection with outstanding options, no Named Executive Officers held any stock appreciation rights at the end of that fiscal year.

                                                                        FISCAL YEAR-END OPTION VALUES
                                                            ------------------------------------------------------
                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                    UNDERLYING                 IN-THE-MONEY
                                                              UNEXERCISED OPTIONS AT        OPTIONS AT FISCAL
                                                                 FISCAL YEAR-END               YEAR-END(1)
                                                            --------------------------  --------------------------

NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Charles F. Willis, IV.....................................                               $            $
William L. McElfresh......................................      75,000        75,000       712,500        712,500
Donald A. Nunemaker.......................................       7,500        22,500        20,625         61,875
Edwin F. Dibble...........................................      15,000        15,000       142,500        142,500
Steven D. Oldenburg.......................................      15,000        15,000       142,500        142,500

------------------------

(1) Based on the fair market value of the shares at the end of the 1997 fiscal year ($17.50 per share) less the option exercise price payable for those shares.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

    The Company presently has the following employment contracts in effect with the Named Executive Officers:

    WILLIAM L. MCELFRESH. Effective July 1, 1996, Mr. McElfresh signed a five-year employment agreement with the Company. The agreement automatically renews for additional one year terms unless either party gives notice of nonrenewal six months prior to expiration of the current term. Mr. McElfresh's base salary is $150,000 per year, subject to adjustment by the Company's Board of Directors. Mr. McElfresh is entitled to receive bonuses under the Company's Incentive Compensation Plan.

    STEVEN D. OLDENBURG. Effective July 1, 1996, Mr. Oldenburg signed a five-year employment agreement with the Company. The agreement automatically renews for additional one year terms unless either party gives notice of nonrenewal six months prior to expiration of the current term. Mr. Oldenburg's base salary is $150,000 per year, subject to adjustment by the Company's Board of Directors. Mr. Oldenburg is entitled to receive bonuses under the Company's Incentive Compensation Plan. The Company must provide Mr. Oldenburg with at least six months' notice prior to termination of his employment.

    DONALD A. NUNEMAKER. Effective July 16, 1997, Donald A. Nunemaker signed a two-year employment agreement with the Company. The agreement automatically renews for additional one year terms unless either party gives notice of nonrenewal six months prior to expiration of the current term. Mr. Nunemaker's base salary is $150,000 per year, subject to adjustment by the Company's Board of Directors. Mr. Nunemaker is entitled to receive bonuses under the Company's Incentive Compensation Plan.

    EDWARD F. DIBBLE. Effective January 1, 1997, Mr. Dibble signed a five-year employment agreement with WASI. The agreement automatically renews for an additional year unless WASI gives notice of termination sixty days prior to the expiration of the employment period. Mr. Dibble's base salary is $100,000 per year, subject to adjustment by the WASI's Board of Directors.

    The Plan Administrator of the 1996 Plan has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following non-employee directors currently serve on the Compensation
Committee: Ross K. Anderson, William M. LeRoy and Willard H. Smith, Jr. None of the executive officers of the Company currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions.

        REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is currently composed of three non-employee directors, Ross K. Anderson, Chairman, William M. LeRoy and Willard H. Smith, Jr., and was formed during fiscal year 1996 in anticipation of the Initial Public Offering of the Company's common stock.

    For most of the 1997 fiscal year, all compensation decisions with respect to the Company's executive officers were made by the Compensation Committee. The Compensation Committee made its decisions primarily on the basis of its understanding of the compensation practices of similarly-sized companies in the industry and fixed the compensation package of each executive officer at a level which was competitive with those practices. The Compensation Committee commissioned KPMG Peat Marwick LLP to undertake a comprehensive review and comparative analysis of the Company's overall compensation practices. While preliminary results were presented to the Compensation Committee in late 1997, the final report was not available until January of 1998.

    The Compensation Committee administers the Company's compensation policies and programs and has primary responsibility for executive compensation matters, including the establishment of the base salaries of the Company's executive officers, the approval of individual bonuses and bonus programs for executive officers and the administration of certain employee benefit programs. In addition, the Compensation Committee has exclusive responsibility for administering the 1996 Plan, under which stock option grants and direct stock issuances may be made to executive officers and other employees. The following is a summary of policies which the Compensation Committee applied in 1997 and intends to apply in subsequent fiscal years in setting the compensation levels for the Company's executive officers.

    GENERAL COMPENSATION POLICY. The objectives of the Company's executive compensation program are to motivate and retain current executives and to attract future ones. The Company's executive compensation program is designed to: (1) provide a direct and substantial link between Company performance and executive pay, (2) consider individual performance and accomplishments and compensate accordingly, and (3) determine the Company's position in the aircraft engine leasing labor market and be competitive in that labor market. The Company's intent is to position its executive cash compensation levels around the 60th-65th percentile of comparable U.S. companies. To this end, the Company tracks executive pay levels against companies of similar size. The Committee also considers geographic location and companies that may compete with the Company in recruiting executive talent.

    FACTORS. The principal factors which the Compensation Committee considers in establishing the components of each executive officer's compensation package are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in setting executive compensation for future fiscal years.

    BASE SALARY. The base salary for each executive officer is set on the basis of personal performance, the Compensation Committee's assessment of salary levels in effect for comparable positions with the Company's principal competitors, and internal comparability considerations. The weight given to each of these factors may vary from individual to individual. The Compensation Committee will generally rely upon specific compensation surveys, such as the KPMG Peat Marwick survey referred to above, for comparative compensation purposes. Base salaries are reviewed on an annual basis, and adjustments are made in accordance with the factors indicated above.

    INCENTIVE COMPENSATION. The Compensation Committee has established an incentive compensation program pursuant to which each executive officer was eligible to earn a bonus on the basis of the achievement of certain Company and individual goals. The bonuses earned by each of the executive officers is set forth in the Summary Compensation Table which appears earlier in this Proxy Statement.

    LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of the executive officers with those of the shareholders, and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The stock option plan encourages long term retention and provides rewards to executives and other eligible employees commensurate with growth in shareholder value. It is the Committee's practice to grant options to purchase shares at the market price on the date of grant with a term of up to ten years. The options granted to the Company's executive officers during fiscal 1997 will vest in four equal annual installments. Accordingly, the options will provide a return to the executive officer only if he remains in the Company's employ and the market price of the underlying shares of common stock appreciates.

    The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

    CEO COMPENSATION. The compensation payable to Mr. Willis, the Company's Chief Executive Officer during fiscal year 1997, was determined by the Compensation Committee. His base salary was set at a level which the Board felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry. Based upon the Board's evaluation of the Company's performance and Mr. Willis' individual performance, the Board awarded Mr. Willis a bonus of $350,000 for the 1997 fiscal year. For the 1998 fiscal year, Mr. Willis' compensation package was set by the Compensation Committee on the basis of the compensation policy summarized in this report.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, and the compensation to be paid to the Company's executive officers for the 1998 fiscal year is not expected to exceed that limit. In addition, the 1996 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the 1996 Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

    Submitted by both the Board of Directors and the Compensation Committee of the Company's Board of Directors:

                                          Charles F. Willis, IV
                                          Ross K. Anderson
                                          William M. LeRoy
                                          William L. McElfresh
                                          Willard H. Smith, Jr.

                               PERFORMANCE GRAPH

    The following performance graph shows the percentage change in cumulative total return to a holder of the Company's common stock, assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the NASDAQ Stock Market-US Index and the NASDAQ Financial Index, during the period from September 18, 1996 through December 31, 1997.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG WILLIS LEASE FINANCE CORPORATION, THE NASDAQ STOCK MARKET-US INDEX AND THE
                             NASDAQ FINANCIAL INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               WILLIS LEASE FINANCE CORPORATION           NASDAQ STOCK MARKET-US        NASDAQ FINANCIAL
9/18/96                                         $100                            $100                   $100
12/31/96                                        $161                            $107                   $113
12/31/97                                        $219                            $131                   $173

* $100 invested on 9/18/96 in stock or in index--including reinvestment of dividends. Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal year 1997, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company's Common Stock in which the amount involved exceeded $60,000 and in which any of the foregoing persons had or will have a direct or indirect material interest.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely upon review of the copies of such reports furnished to the Company and written representations from its officers and directors, the Company believes that during the fiscal year ended December 31, 1997, its officers, directors and holders of more than ten percent of the Company's Common Stock complied with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners, except the following: a gift by a third party of the Company's Common Stock to Mr. Oldenburg's two minor children was, inadvertently, not reported; the automatic option grant for 5,000 shares of the Company's Common Stock received by Messrs. Anderson, LeRoy and Smith in 1996 was, inadvertently, not reported; and the automatic option grant for 1,000 shares of the Company's Common Stock received by Messrs. Anderson, LeRoy and Smith in 1997 was, inadvertently, not reported.

                                   PROPOSAL 2
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of KPMG Peat Marwick LLP served as independent public accountants for the Company for the fiscal year ended December 31, 1997. The Board of Directors desires the firm to continue in this capacity for the fiscal year ending December 31, 1998. In the event that shareholders fail to ratify the selection of KPMG Peat Marwick LLP the Board of Directors will reconsider such selection.

    A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions and make a statement if such representative desires to do so.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3
   CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE

SUMMARY

    The Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation") and, in connection therewith, to adopt, as part of its new Certificate of Incorporation and Bylaws, various features (the "Antitakeover Provisions") intended (i) to promote stability of the Company's shareholder base and (ii) to render more difficult certain unsolicited or hostile attempts to take over the Company which could disrupt the Company and divert the attention of the Company's directors, officers and employees. These features include, among other things, the establishment of a classified Board of Directors with staggered terms of office, provision for removal of directors only for cause and only by the specified vote of shareholders, the requirement of a supermajority vote of shareholders to approve certain business combinations and to amend the bylaws, and the elimination of the right of shareholders to call special shareholders' meetings, all as described more fully below and in Appendices A, B and C hereto. Throughout the Proxy Statement, the term "Willis-California" or the "Company" refers to Willis Lease Finance Corporation, the existing California corporation, and the term "Willis-Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Willis-California, which is the proposed successor to Willis-California.

    SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. THE PROPOSED REINCORPORATION AND THE PROPOSED ANTITAKEOVER PROVISIONS CONSTITUTE ONE PROPOSAL FOR SHAREHOLDER APPROVAL: A VOTE FOR THE REINCORPORATION WILL THEREFORE ALSO CONSTITUTE A VOTE FOR THE MERGER

AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF WILLIS-DELAWARE AND ALL PROVISIONS THEREOF (INCLUDING ALL OF THE ANTITAKEOVER PROVISIONS).

    The Reincorporation Proposal will be effected by merging Willis-California into Willis-Delaware (the "Merger") pursuant to the Agreement and Plan of Merger substantially in the form attached hereto as Appendix A (the "Merger Agreement") which will be entered into by Willis-California and Willis-Delaware following approval of the Proposed Reincorporation by the Company's shareholders (if it is approved by the shareholders). Upon the effectiveness of the Merger (the "Effective Date"), (i) Willis-California will cease to exist, (ii) Willis-Delaware will succeed to the assets and assume the liabilities of Willis-California and will continue to operate the business of the Company under its current name, Willis Lease Finance Corporation, and (iii) each outstanding share of Willis-California Common Stock, no par value per share, will automatically be converted into one share of Willis-Delaware Common Stock, par value $0.01 per share (a par value has been established for shares of stock primarily for the purpose of reducing certain filing fees in the State of Delaware). Each stock certificate representing issued and outstanding shares of Willis-California Common Stock will continue to represent the same number of shares of Common Stock of Willis-Delaware. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF WILLIS-DELAWARE. However, shareholders may exchange their certificates if they so choose. It is anticipated that the Common Stock of Willis-Delaware will continue to be listed on the Nasdaq National Market without interruption under the same symbol ("WLFC"), and that such Market will consider the delivery of Willis-California stock certificates to constitute "good delivery" of shares of Willis-Delaware in transactions subsequent to the Merger. The proposed Antitakeover Provisions are permitted under Delaware law and are consistent with the rules of the Nasdaq National Market.

    As discussed below, the principal reasons for the proposed reincorporation are the greater predictability and flexibility of Delaware corporate law, the substantial body of case law interpreting that law, the increased ability of the Company to attract and retain qualified directors and officers (especially in light of possible continued initiatives in California to limit severely the ability of companies to indemnify directors and officers), the reduction of the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and an increased likelihood that shareholders will receive a fair price for their shares in transactions relating to such attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any significant action that would affect the governance of the Company.

    It is possible that the Proposed Reincorporation and the adoption of the Antitakeover Provisions will discourage hostile takeover attempts or tender offers for control of Willis-Delaware which might be approved by many, or indeed by a majority, of Willis-Delaware's shareholders. See "REASONS FOR REINCORPORATION--Possible Disadvantages" below.

    In accordance with California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Willis-California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation (including the Antitakeover Provisions). The Proposed Reincorporation and the adoption of the Antitakeover Provisions were considered by the Company's Board of Directors and were unanimously approved by the Board of Directors on March
      , 1998. Accordingly, the Board recommends a vote in favor of the Proposed Reincorporation and the adoption of the Antitakeover Provisions. Pursuant to the Merger Agreement, however, the Merger (and thus the Proposed Reincorporation) may be abandoned, even after shareholder approval has been obtained, if circumstances arise which, in the opinion of the Willis-California Board of Directors, make it inadvisable to proceed with the Merger. In that event, the Company will continue as a California corporation, governed by its present Amended and Restated Articles of Incorporation and Bylaws, WITHOUT the Antitakeover Provisions. The Company has been informed that all shares of Willis-California Common Stock held by CFW Partners, L.P, a California

Limited Partnership of which Charles F. Willis, IV holds a one percent (1%) interest as the sole general partner and of which he holds an eighty percent (80%) interest as a limited partner (as of March 1, 1998, 3,110,657 shares, constituting approximately 42.5% of the outstanding common stock of Willis-California) will be voted in favor of the Proposed Reincorporation (and adoption of the Antitakeover Provisions). Shareholders of Willis-California will have no dissenters' rights of appraisal with respect to the Merger.

    The discussion set forth below is qualified in its entirety by, and should be read in conjunction with, the Merger Agreement, the Certificate of Incorporation of Willis-Delaware and the Bylaws of Willis-Delaware, which shall be in substantially the form of Appendices A, B and C hereto, respectively.

NO CHANGE IN THE NAME, BUSINESS OR PHYSICAL LOCATION OF THE COMPANY

    The Proposed Reincorporation will effect a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Proposed Reincorporation will not result in any change in the name, business, management, location of the principal executive offices, fiscal year, assets, liabilities or net worth of the Company (other than due to the costs of the transaction). Moreover, as noted above, it is anticipated that after the Merger the shares of Common Stock of Willis-Delaware will be traded, without interruption, on the Nasdaq National Market under the same symbol as at present (WLFC). All employee benefit, stock option and employee stock purchase plans of Willis-California will be assumed and continued by Willis-Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Willis-Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Willis-California's rights and obligations under such material contractual arrangements will continue and be assumed by Willis-Delaware.

REASONS FOR THE PROPOSED REINCORPORATION

    DELAWARE CORPORATION LAW

    For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result, many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domiciles to Delaware in a manner similar to that proposed by the Company.

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS AND OFFICERS

    The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers in exercising their respective duties. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. This initiative was reputedly financed in large part by the California plaintiffs' bar and other special interest groups. While Proposition 211 was defeated, the Company believes it is likely that similar initiatives or legislation containing similar provisions will be proposed in California again in the near future due to continuing efforts by the supporters of Proposition 211. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and officers and to retain its current directors and officers.

    Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

    REDUCED VULNERABILITY

    The Proposed Reincorporation, including the Antitakeover Provisions, is intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and to increase the likelihood that shareholders will receive a fair price for their shares in transactions relating to such attempts. As noted above, the Proposed Reincorporation, including the adoption of the Antitakeover Provisions, is not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of the Company, to obtain representation on the Company's Board of Directors, or to take significant corporate action.

    Third parties frequently accumulate stock positions in public corporations in order to force a merger or other business combination or to commence a tender or exchange offer or other hostile attempt to acquire control of the Company. The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) a non-negotiated takeover bid may often deprive the shareholders of an adequate opportunity to evaluate the merits of the proposed transaction.

    By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price, and equality of treatment of all shareholders.

    The Antitakeover Provisions are designed to encourage any person who might seek to acquire control of Willis-Delaware first to consult with Willis-Delaware's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board believes that, for the protection of the Company's shareholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to assure that such transaction would be in the best interests of the Company and its shareholders and that all of the Company's shareholders be treated fairly. In sum, the Board of Directors believes that the Reincorporation and the Antitakeover Provisions are prudent and in the best interests of the Company and its shareholders and should be adopted for their protection.

    POSSIBLE DISADVANTAGES

    Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal (including the adoption of the Antitakeover Provisions), it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that the provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management. The proposed Antitakeover Provisions could also delay or frustrate the assumption of control by a holder of a large block of the Company's shares or a change in the composition of the incumbent Board of Directors, even if many shareholders considered such actions to be beneficial. Furthermore, adoption of the Antitakeover Provisions will not necessarily ensure or guarantee that shareholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable, although in the opinion of the Board of Directors the likelihood that the price will reflect such value and be fair and equitable will be increased by the Proposed Reincorporation and the adoption of the Antitakeover Provisions.

SIGNIFICANT DIFFERENCES BETWEEN THE AMENDED AND RESTATED ARTICLES OF
  INCORPORATION OF WILLIS-CALIFORNIA AND THE CERTIFICATE OF INCORPORATION OF WILLIS-DELAWARE

    The principal differences between the Amended and Restated Articles of Incorporation of Willis-California and the Certificate of Incorporation of Willis-Delaware are outlined below. The Amended and Restated Articles of Incorporation and Bylaws of Willis-California already contain some provisions intended by the Company to have "antitakeover" effects (such as the provision enabling the Board of Directors to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock of Willis-California; the provision that any action taken by shareholders must be effected at an annual or special meeting of shareholders and may not be taken by written consent; and the provision establishing the procedures for shareholder nominations and proposals) and those provisions will be retained in the Certificate of Incorporation and Bylaws of Willis-Delaware. The Board of Directors does not have any current plans to propose amendments to, or make other changes to, Willis-Delaware's charter documents that may have "antitakeover" implications, other than as described in this Proxy Statement.

    CLASSIFIED BOARD OF DIRECTORS, REMOVAL OF DIRECTORS AND RELATED MATTERS

    At present, all directors of Willis-California are elected annually to one-year terms. In contrast, Article VII of the Certificate of Incorporation of Willis-Delaware divides the Board of Directors into three classes, each class to consist as nearly as possible of one-third of the directors. The term of office of the Class I directors will expire at the first annual meeting of shareholders; the term of the Class II directors will expire at the second annual meeting and the term of the Class III directors will expire at the third annual meeting. At each annual meeting, only one class of directors will be elected, and they will serve a three-year term. Thus, the regular term of only one class of directors will expire each year and each director will stand for election only once in each three-year period. Article VII of the Certificate of Incorporation also provides that directors of Willis-Delaware may be removed only for cause and only by the affirmative vote of holders of a majority of the outstanding Voting Stock of Willis-Delaware (for purposes hereof, "Voting Stock" means all outstanding shares of capital stock of the corporation entitled to vote in the election of directors of the corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares).

    A classified Board will serve as an obstacle to any attempts to obtain control of Willis-Delaware through the acquisition of a significant minority position and the election of a new slate of directors. At a minimum, two successive annual meetings of shareholders will normally be required in order to elect a majority of the Board, unless there is cause and sufficient voting strength to remove a particular director or directors. As a result, instituting a classified Board of Directors may deter certain mergers, tender offers, proxy contests or other future attempts to acquire control of Willis-Delaware that some or a majority of shareholders may deem to be in their best interests. See "Reasons For Reincorporation--Possible Disadvantages".

    The Board of Directors believes that once a person is elected to the Board of Directors for a specific, fixed term, that director should not be subject to arbitrary or capricious removal, especially at the whim of a third party who acquires shares for the purpose and with the intent of ousting incumbent directors who oppose the third party's policies and practices with respect to the Company. It must be noted, of course, that Article VII would also prevent the removal of a director in mid-term by other shareholders unless good cause exists and the removal is approved by the holders of a majority of the outstanding Voting Stock of Willis-Delaware. However, the Company believes that
Article VII is a reasonable provision which enables and encourages qualified persons to serve as directors without concern for possible arbitrary or capricious removal without cause. In addition, a classified Board of Directors increases the likelihood of continuity and stability. When the Board of Directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen by the Board to fill that vacancy will be of the same class as the director he succeeds, to serve for the full remaining term of that class (unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes).

    Willis-Delaware's Bylaws provide that the authorized number of directors is five (5), the same as the number currently fixed under Willis-California's Bylaws. Under Delaware law, a Board of Directors may fix or change the authorized number of directors pursuant to an amendment of the Bylaws. The power to do so is specifically recognized in Article VII of the Certificate of Incorporation and Section 3.02 of the Bylaws of Willis-Delaware. In contrast, under California law, a board of directors may only fix the exact number of directors from time to time within a range provided in the Articles of Incorporation or Bylaws, but any change in the range, or if the number of directors is fixed, any change in the fixed number, must be approved by the shareholders. The Bylaws of Willis-California contain a provision fixing the authorized number of directors at five (5).

    INCREASED SHAREHOLDER VOTE REQUIRED IN CERTAIN BUSINESS COMBINATIONS

    Under California law, mergers, certain reorganizations, sales of all or substantially all of the assets of the Company, the adoption of a plan of voluntary liquidation of the Company and recapitalizations of the Company involving amendments to its Articles of Incorporation must all be approved by the affirmative vote of the holders of a majority of the corporation's outstanding Voting Stock. Certain other transactions, including sales of less than substantially all of the assets of the Company, do not require shareholder approval under California law.

    Article XIII of the Certificate of Incorporation of Willis-Delaware provides that, in addition to any vote ordinarily required under Delaware law, the affirmative vote of the holders of not less than 80% of Willis-Delaware's outstanding Voting Stock (the "80% Vote Requirement") is required to approve "business combinations"(1) with any "other entity"(2) if, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other entity is, directly or indirectly, the beneficial owner of more than 5% of the outstanding shares of the Common Stock of Willis-Delaware.

    Article XIII contains exceptions to the 80% Vote Requirement, as follows:

    1. APPROVAL OF CONTINUING DIRECTORS. The 80% Vote Requirement does not apply to any proposed "business combination" that has been approved by a majority of the "continuing directors"(3) of Willis-Delaware.

    2. FAIR PRICE PROVISION. Article XIII of the Certificate of Incorporation of Willis-Delaware contains a "fair price provision," which provides that the 80% Vote Requirement does not apply to any proposed "business combination" if certain price requirements are satisfied. To satisfy the minimum price requirements, the aggregate amount of cash and the fair market value of any consideration other than cash to be received per share by holders of each class of equity securities of Willis-Delaware in any "business combination" must be at least equal to the highest of (i) the highest per share price paid or agreed to be paid by the "other entity" for any of its shares of common stock of the corporation during the eighteen month period immediately prior to and including the date of the most recent public announcement of the proposed "business combination" or (ii) the highest per share price paid in the transaction or series of transactions in which the "other entity" acquired more than 5% of the outstanding shares of Common Stock of the corporation. The issues of the applicability and compliance with Article XIII of the Certificate of Incorporation are to be determined in good faith by a majority of the "continuing directors."

    The 80% Vote Requirement and the exceptions thereto are designed to provide an incentive for the "other entity" to negotiate a proposed "business combination" with Willis-Delaware's Board of Directors instead of initiating such a transaction on a non-negotiated, hostile basis. The 80% Vote Requirement and the exceptions thereto effectively gives management more bargaining power in negotiations with the "other entity" proposing a "business combination" and may be able to be used by management to negotiate a favorable price for an acquisition of Willis-Delaware.

------------------------

(1) Defined in the Certificate of Incorporation to mean (a) any merger or consolidation of Willis- Delaware or an of its subsidiaries with or into any "other entity", (b) the sale, exchange or lease of all or a substantial part of the assets of Willis-Delaware to any "other entity", or (c) any sale or lease to Willis-Delaware of any assets of any "other entity" or securities issued by such "other entity" in exchange for securities of Willis-Delaware, for which the approval of the shareholders of Willis- Delaware is required by law or by agreement between Willis-Delaware and any national securities exchange.

(2) Defined in the Certificate of Incorporation to include any person or entity or any "affiliate" or "associate" of such person or entity (as each term is defined in Article XIII of the Certificate of Incorporation); provided, however, that there is excluded from that definition any person or entity which beneficially owned on March 1, 1998, five percent (5%) or more of the outstanding common stock of Willis-California. ACCORDINGLY, THE PERSONS WHO BENEFICIALLY OWN MORE THAN FIVE PERCENT OF THE OUTSTANDING COMMON STOCK OF WILLIS-CALIFORNIA LISTED IN THE TABLE SET FORTH UNDER "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" WILL NOT BE AN "OTHER ENTITY" AND THE PROTECTIONS OF ARTICLE XIII OF THE CERTIFICATE OF INCORPORATION WILL NOT BE AVAILABLE WITH RESPECT TO "BUSINESS COMBINATIONS" WITH ANY OF THE PERSONS LISTED IN THAT TABLE.

(3) Defined in the Certificate of Incorporation to include a director who was a member of the Board of Directors prior to the time that the "other entity" involved in the proposed "business combination" acquired in excess of 5% of the outstanding shares of Common Stock of Willis-Delaware.

    To the extent that the 80% Vote Requirement discourages attempts to acquire control of Willis-Delaware, shareholders who might wish to participate in a tender offer may not be afforded the opportunity to do so. Similarly, the 80% Vote Requirement could, under certain circumstances, permit the Board of Directors or minority shareholders to frustrate consummation of a "business combination" that the holders of a majority of the Voting Stock of Willis-Delaware may believe to be in their best interests. See "Reasons For Reincorporation--Possible Disadvantages".

    CFW Partners, L.P., a California Limited Partnership of which Charles F Willis, IV holds a one percent (1%) interest as the sole general partner and of which he holds an eighty percent (80%) interest as a limited partner beneficially owned approximately 42.5% of the Company's outstanding Common Stock as of March 1, 1998. Assuming that CFW Partners, L.P. were to continue to hold more than 20% of the shares of Willis-Delaware at the time a proposed "business combination" subject to the 80% Vote Requirement is submitted to shareholders and that all such shares were to be voted in the same way, CFW Partners, L.P. could, by itself, thwart the approval of the proposed "business combination." See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

    ELIMINATION OF SHAREHOLDERS' POWER TO CALL SPECIAL SHAREHOLDERS MEETINGS

    Under California law and the Bylaws of Willis-California, a special meeting of shareholders may be called by the holders of 10% or more of the Voting Stock of the Company and this right may not be removed by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of shareholders may be called only by the board of directors or by any other person authorized to do so in the corporation's certificate of incorporation or bylaws.
Article XI of the Certificate of Incorporation of Willis-Delaware provides that a special meeting of shareholders may be called only by the Board or Directors, the Chairman of the Board or the President. Therefore, holders of 10% or more of the outstanding Voting Stock of Willis-Delaware will not be able to call a special meeting of shareholders.

    Thus, by operation of Article XI of the Certificate of Incorporation, proposals which currently could be brought before the Company's shareholders at a special meeting called by the holders of 10% or more of the Willis-California Common Stock can only be considered by the shareholders of Willis-Delaware at the next annual shareholders meeting (or at a special meeting or shareholders called by the Board of Directors) and then only if certain procedural requirements mandated by law and by the Certificate of Incorporation (as described below) are fulfilled.

    It is possible that Article XI could delay shareholder action or acquisition attempts favored by the holders of a majority of the outstanding shares. The Company believes that Article XI is warranted as a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special shareholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would invoke substantial expense and diversion of board and management time which the Company believes to be inappropriate for an enterprise the size of the Company.

    Both the Certificate of Incorporation of Willis-Delaware and the Amended and Restated Articles of Incorporation of Willis-California provide that any action taken by the shareholders must be effected at an annual or special meeting of shareholders and may not be taken by written consent.

    PROCEDURES FOR SHAREHOLDER NOMINATIONS AND PROPOSALS

    The Bylaws of Willis-Delaware include an advance notice procedure similar to that included in the Bylaws of Willis-California with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

    The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In general, to be timely, notice must be received by Willis-Delaware not fewer than 90 days prior to the meeting or, in certain circumstances, not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the corporation (under Willis-California's Bylaws, a notice is timely if received by the Company not earlier than 90 days nor later than 60 days prior to the meeting or, in certain circumstances, not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the corporation).

    Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

    By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Willis-Delaware Bylaws, like the California Bylaws, do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Willis-Delaware Bylaws, like the Willis-California Bylaws, may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the corporation, even if the conduct of such business or such attempt might be beneficial to the corporation and its shareholders.

    AMENDMENT OF CERTAIN CHARTER AND BYLAW PROVISIONS

    The Amended and Restated Articles of Incorporation of Willis-California may be amended or repealed in the manner prescribed by California law (which requires, in most cases, approval by the board of directors and approval by the affirmative vote of the holders of a majority of the outstanding Voting Stock of the Corporation).

    Article X of the Certificate of Incorporation of Willis-Delaware provides that, with the exception of (i) Article IV (capitalization), (ii) Article VII (classification of the Board of Directors and election or removal of directors),
(iii) Article IX (amendments to Bylaws), (iv) Article X (amendments to Certificate of Incorporation) (v) Article XI (calling of special meetings of shareholders only by the Board of Directors, the Chairman of the Board or the President) (vi) Article XII (requirement that shareholder action be taken only at annual or special meetings), and (vii) Article XIII (the 80% Vote Requirement for certain "business combinations" and exceptions thereto), the Amended and Restated Articles of Incorporation of Willis-Delaware may be amended or repealed in the manner prescribed by Delaware law (which requires, in most cases, approval by the board of directors and approval by the affirmative vote of the holders of a majority of the outstanding Voting Stock of the Corporation). With respect to Articles IV, VII, IX, X, XI, XII and XIII, the Certificate of Incorporation provides that the proposed repeal or amendment also be approved by the affirmative vote of the holders of not less than 80% of the outstanding Voting Stock of Willis-Delaware.

    The Bylaws of Willis-California may be amended or repealed either by its Board of Directors or by the affirmative vote of the holders of a majority of the outstanding Voting Stock of Willis-California. The Bylaws of Willis-Delaware may be amended or repealed either by its Board of Directors or by the affirmative vote of the holders of at least 80% of the outstanding Voting Stock of Willis-Delaware.

    AUTHORIZED SHARES OF STOCK

    If the proposed Reincorporation is approved, the authorized capitalization of Willis-Delaware would be identical to that of Willis-California. Article IV of the Certificate of Incorporation authorizes Willis-Delaware to issue 20,000,000 shares of Common Stock, par value $0.01 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share (a par value has been established for shares of stock primarily for the purpose of reducing certain filing fees in the State of Delaware).

    Like Willis-California's Amended and Restated Articles of Incorporation, Willis-Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. The issuance and sale of such Preferred Stock could occur in connection with a hostile attempt to acquire control of Willis-Delaware and the terms of such Preferred Stock may be designed, in part, to impede the acquisition of control.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The corporation laws of California and Delaware differ in a number of respects, some of which are discussed above. See "Significant Differences Between The Amended And Restated Articles Of Incorporation Of Willis-California And The Certificate Of Incorporation Of Willis-Delaware". It is impractical to summarize all of the differences in this Proxy Statement, but significant differences, not elsewhere discussed, between the corporation laws of California and Delaware that could materially affect the rights of shareholders or the Company are as follows:

    CLASSIFICATION OF THE BOARD OF DIRECTORS

    Under California law, a "listed" corporation generally may provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. Willis-California qualifies as a "listed" corporation under California law but its Amended and Restated Articles and Bylaws do not provide for a classified board.

    Delaware law permits, but does not require, a classified board of directors, pursuant to which directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. As discussed above, the Certificate of Incorporation of Willis-Delaware provides for a classified board. See "Significant Differences Between The Amended And Restated Articles Of Incorporation Of Willis-California And The Certificate Of Incorporation Of Willis-Delaware--Classified Board of Directors, Removal of Directors and Related Matters".

    SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

    Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an interested shareholder for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the time on which such shareholder becomes an interested shareholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding, shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans in which employee participants do not have the right to decide confidentially whether to accept a tender or exchange offer); or
(iii) on or after the time such person or entity becomes an interested shareholder, the Board approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding Voting Stock not owned by the interested shareholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Willis-Delaware will not so elect and thus will be governed by
Section 203.

    The Company believes that Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Willis-Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Willis-Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Willis-Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

    California law requires that holders of common stock in a corporation (for purposes hereof, the "Target") which is a party to a merger receive common stock in the surviving corporation or its parent if the other corporation which is a party to the merger transaction or its parent owns, directly or indirectly, more than fifty percent (50%) but less than ninety percent (90%) of the Target's common stock unless all of the Target's shareholders consent to the transaction. This provision of California law may have the effect of making a merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which shareholders are not treated equally. (For a discussion of provisions of the Certificate of Incorporation of Willis-Delaware relating to the 80% Vote Requirement for major corporate transactions; see "Significant Differences Between The Amended And Restated Articles Of Incorporation Of Willis-California And The Certificate

Of Incorporation Of Willis-Delaware--Increased Shareholder Vote Required in Certain Business Combinations").

    CUMULATIVE VOTING FOR DIRECTORS

    Cumulative voting rights in the election of directors entitle a shareholder to give one nominee as many votes as is equal to the number or directors to be elected multiplied by the number of shares owned by the shareholder, or to distribute such votes on the same principle among two or more nominees, as the shareholder sees fit. Neither the Amended and Restated Articles of Incorporation or Bylaws of Willis-California nor the Certificate of Incorporation or Bylaws of Willis-Delaware provide for cumulative voting. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. The absence of cumulative voting may make it difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on Willis-Delaware's Board of Directors.

    California law requires cumulative voting in the election of directors upon notice given by a shareholder at a shareholders meeting but permits a "listed" corporation to eliminate cumulative voting. Willis-California qualifies as a "listed" corporation under California law and its Bylaws eliminate cumulative voting.

    Under Delaware law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. The Certificate of Incorporation of Willis-Delaware does not provide for cumulative voting.

    REMOVAL OF DIRECTORS

    Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding Voting Stock; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Delaware law has a similar rule with respect to corporations that do not have classified boards of directors.

    In addition, Delaware law also provides that a director of a corporation with a classified board of directors can be removed only for cause unless the certificate of incorporation otherwise provides. Article VII of the Certificate of Incorporation of Willis-Delaware provides that a director may be removed only for cause and only with the affirmative vote of holders of a majority of the Voting Stock. See "Significant Differences Between The Amended And Restated Articles Of Incorporation Of Willis-California And The Certificate Of Incorporation Of Willis-Delaware--Classified Board of Directors, Removal of Directors and Related Matters".

    SHAREHOLDER VOTING

    Delaware law relating to mergers and other corporate reorganizations differs from California law in a number of respects. Generally, California law requires a shareholder vote in more situations than does Delaware law. Delaware law provides for a shareholder vote (except as indicated below and for certain mergers between a parent company and its 90% owned subsidiary) by both the acquiring and the acquired corporation to approve mergers and by shareholders of the acquired corporation for the sale by a corporation of substantially all of its assets. California law, in addition to requiring a shareholder vote in the foregoing circumstances, provides for a shareholder vote of an acquiring corporation in either share-for-share exchanges or sale-of-assets reorganizations and a shareholder vote of any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization.

    Delaware law does not require a shareholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. (For a discussion of provisions of the Certificate of Incorporation of Willis-Delaware relating to the Supermajority Voting Requirements for major corporate transactions, see "Significant Differences Between The Amended And Restated Articles Of Incorporation Of Willis-California And The Certificate Of Incorporation Of Willis-Delaware--Increased Shareholder Vote Required in Certain Business Combinations").

    LOANS TO OFFICERS

    Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the corporation's board of directors, may reasonably be expected to benefit the corporation. Under California law, a corporation may only make such a loan to, or guarantee for the benefit of, officers if such loan or guarantee is approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors pursuant to a shareholder-approved bylaw. Willis-California currently does not have such a bylaw.

    DISSENTERS' RIGHTS

    Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction.

    The laws of California and Delaware differ with respect to the circumstances under which dissenters' or appraisal rights are available. Delaware law does not require dissenters' rights with respect to (a) a sale-of-assets reorganization,
(b) a merger by a corporation, the shares of which are either listed on a national securities exchange or widely-held (by more than 2,000 shareholders of record) if shareholders receive shares of the surviving corporation or of a listed or widely-held corporation, or (c) a merger in which the corporation is the surviving corporation, provided that no vote of its shareholders is required to approve the merger. (For a discussion of mergers in which a vote of shareholders is not required, see "Shareholder Voting").

    California law does, in general, afford dissenters' rights in a sale-of-assets reorganization, and the exclusions from dissenters' rights in mergers are somewhat different from those in Delaware. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer and for any class with respect to which 5% or more of such class claims dissenters' rights. Also, under California law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

    LIMITATION OF LIABILITY

    The laws of California and Delaware permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. The Amended and Restated Articles of Incorporation of Willis-California and the Certificate of Incorporation of Willis-Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. There are nonetheless certain differences between the laws of the two states respecting limitation of liability which are summarized below. In general, the Company believes that Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

    Under California law, a provision eliminating the liability of directors for monetary damages for breach of fiduciary duty does not eliminate or limit director monetary liability for: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

    Under Delaware law, a provision eliminating the liability of directors for monetary damages for breach of fiduciary duty does not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions in which the director received an improper personal benefit. In addition, a limitation of liability provision also does not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

    INDEMNIFICATION

    California and Delaware have similar laws respecting indemnification by a corporation of its directors, officers, employees and other agents.

    In general, California law requires indemnification where the individual has defended successfully the action on the merits while Delaware law requires indemnification where the individual has been successful on the merits or otherwise in the defense of any action. In general, California and Delaware law permit indemnification of expenses, including attorneys' fees, provided there is a determination by the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation.

    Expenses incurred by a director or an officer in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those provided therein, subject to certain express prohibitions and to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Willis-California's Amended and Restated Articles of Incorporation permit Willis-California to provide indemnification beyond that expressly mandated by the California Corporations Code and Willis-California's Bylaws allow for indemnification to the maximum extent permitted by the California Corporations Code.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to California law, Delaware law does not require authorizing provisions in the Certificate of Incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Willis-Delaware's Bylaws allow for indemnification to the maximum extent permitted by the Delaware General Corporation Law.

    INSPECTION OF SHAREHOLDER LIST

    Both California and Delaware law allow any shareholder to inspect and copy the shareholder list during normal business hours and upon written demand for a purpose reasonably related to such person's interest as a shareholder. In addition, California law provides for an absolute right to inspect and copy the corporation's shareholder list by persons holding five percent (5%) or more of the corporation's voting shares or persons holding one percent (1%) or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission (generally, a Schedule 14A must be filed by any shareholder engaged in the solicitation of proxies, as such terms are defined in the federal securities laws, in connection with a contested election of directors). Delaware law also permits any shareholder to inspect the shareholders' list during the ten days preceding a shareholders' meeting, for any purpose germane to that meeting. Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

    DIVIDENDS AND REPURCHASES OF SHARES

    California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for current and preceding fiscal years (as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, without regard to their historical book value.

    Under California law, a corporation may not make any distributions to its shareholders (including dividends and repurchase of shares) unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) are in an amount equal to at least 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets are in an amount equal to at least its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
     CORPORATIONS

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for corporations with outstanding securities designated as qualified for trading as a national market security on the National Association of Securities Dealers Automatic Quotation System if the corporation has at least 800 holders of its equity securities as of the record date of its most recent annual meeting of shareholders. Following the Proposed Reincorporation, the Common Stock of the Company will continue to be designated as qualified for trading as a national market security on the National Association of Securities Dealers Automatic Quotation System and Willis-Delaware will have at least 800 holders of its equity securities. Accordingly, it is expected that Willis-Delaware will be exempt from Section 2115.

OTHER

    RIGHTS OF DISSENTING SHAREHOLDERS. Dissenters' rights are not available to shareholders of the Company with respect to the proposed Merger.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The Proposed Reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Proposed Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of Willis-California Common Stock who receive Willis-Delaware Common Stock as a result of consummation of the Merger, and no gain or loss will be recognized by Willis-California or Willis-Delaware. Each former holder of Willis-California Common Stock will have the same basis in the stock of Willis-Delaware received by such holder pursuant to the Merger as such holder has in the Willis-California Common Stock held by such holder at the time of consummation of the Merger. Each shareholder's holding period with respect to the Willis-Delaware Common Stock will include the period during which such holder held the corresponding Willis-California Common Stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the tax consequences of the Merger.

    THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR ANY LOCAL, FOREIGN OR OTHER JURISDICTION.

    VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock. with each share entitled to one vote, is required for approval of the Proposed Reincorporation. A vote for the Proposed Reincorporation will constitute specific approval of the Merger Agreement and all other transactions and proceedings related to the Reincorporation, including adoption of the Antitakeover Provisions, described in this Proxy Statement.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE AND THE ADOPTION OF VARIOUS OTHER MEASURES WHICH WILL AFFECT CERTAIN SHAREHOLDER RIGHTS AS DESCRIBED HEREIN.

                                   PROPOSAL 4
            AMENDMENTS TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN

    The Company's shareholders are being asked to approve a series of amendments to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan") that will effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 525,000 to 1,025,000 shares, (ii) render the non-employee Board members who are serving as Plan Administrator eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the 1996 Plan, (iii) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (iv) effect a series of additional changes to the provisions of the 1996 Plan (including the shareholder approval requirements, and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which exempts certain officer and director transactions under the 1996 Plan from the short-swing liability provisions of the federal securities laws.

    The proposed share increase will assure that a sufficient reserve of Common Stock is available under the 1996 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. The remaining amendments will provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the 1996 Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its latest amendment.

    The 1996 Plan became effective upon adoption by the Board on June 21, 1996 (the "Effective Date"), and was subsequently approved by the shareholders. On February 24, 1998, the Board adopted the amendments to the 1996 Plan that are the subject of this Proposal.

                              OPTION TRANSACTIONS

                                                                               OPTIONS GRANTED    WEIGHTED AVERAGE
NAME                                                                          (NUMBER OF SHARES)   EXERCISE PRICE
----------------------------------------------------------------------------  ------------------  -----------------
Charles F. Willis IV........................................................          --                 --
William L. McElfresh........................................................         150,000          $    8.00
Donald A. Nunemaker.........................................................          30,000          $   14.75
Edwin F. Dibble.............................................................          30,000          $    8.00
Steven D. Oldenburg.........................................................          30,000          $    8.00
All executive officers as a group (8 persons)...............................         333,000          $    9.90
All current non-employee directors as a group (3 persons)...................          18,000          $    8.50
All employees, including current officers who are not executive officers, as
  a group (6 persons).......................................................          90,500          $   11.97

    As of March 1, 1998, options covering 438,500 shares of Common Stock were outstanding under the 1996 Plan, 571,500 shares remained available for future option grants assuming shareholder approval of the 500,000 share increase which forms part of this Proposal, and 15,000 shares have been issued under the 1996 Plan in connection with option exercises.

    AMENDMENT AND TERMINATION

    The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any shareholder approval required under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on June 19, 2006.

FEDERAL INCOME TAX CONSEQUENCES

    OPTION GRANTS

    Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    STOCK APPRECIATION RIGHTS

    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

    DIRECT STOCK ISSUANCE

    The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

ACCOUNTING TREATMENT

    Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings, but the Company must disclose in the notes to the Company's financial statements the fair value of options granted under the 1996 Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

NEW PLAN BENEFITS

    As of March 1, 1998, no options have been granted, and no direct stock issuances have been made on the basis of the 500,000 share increase which forms part of this Proposal.

SHAREHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1996 Plan. Should such shareholder approval not be obtained, then any options granted on the basis of the 500,000 share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, the non-employee Board members will not become eligible to participate in the Discretionary Option Grant or Stock Issuance Programs. The 1996 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1996 Plan in effect prior to the amendments summarized in this Proposal 4, until the available reserve of Common Stock as last approved by the shareholders has been issued pursuant to option grants made under the 1996 Plan.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENTS TO THE 1996 PLAN.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be considered at the 1999 Annual Meeting of Shareholders must be received by the Company no later than January 4, 1999. The proposal must be mailed to the Company's principal executive offices, 180 Harbor Drive, Suite 200, Sausalito, California 94965. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

                           INCORPORATION BY REFERENCE

    The consolidated financial statements of the Company, Management's Discussion and Analysis of Financial Condition and Results of Operations, and the Report of Independent Accountants included in the Company's 1997 Annual Report on Form 10-K are incorporated herein by this reference. Copies of the Company's Annual Report on Form 10-K will be provided to shareholders without charge, upon written request to James D. McBride, Chief Financial Officer, Willis Lease Finance Corporation, 180 Harbor Drive, Suite 200, Sausalito, California 94965.

                                          By Order of the Board of Directors,

                                          Charles F. Willis, IV
                                          CHAIRMAN OF THE BOARD

April   , 1998
Sausalito, California

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is dated as of
           , 1988, and is entered into by and between WILLIS LEASE FINANCE CORPORATION, a California corporation ("Willis-California"), and WILLIS LEASE FINANCE CORPORATION, a Delaware corporation ("Willis-Delaware"). Willis-California and Willis-Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations".

                                    RECITALS

    A. Willis-California desires to merge with and into Willis-Delaware and Willis-Delaware desires to merge with Willis-California, all upon the terms and subject to the conditions of this Merger Agreement.

    B. Willis-California was incorporated in 1985 and is a corporation duly organized and existing under the laws of the State of California. Its authorized capital stock consists of 5,000,000 shares of Preferred Stock, no par value per share, and 20,000,000 shares of Common Stock, no par value per share (the "Willis-California Common Stock"), of which no shares of Preferred Stock and
      shares of Common Stock were issued and outstanding on            , 1998.

    C.  Willis-Delaware was incorporated on             , 1998. Its authorized
capital stock consists of 5,000,000 shares of Preferred Stock, par value $0.01 per share, and 20,000,000 shares of Common Stock, par value $0.01 per share (the "Willis-Delaware Common Stock"), of which no shares of Preferred Stock and 100
shares of Common Stock were issued and outstanding on            , 1998. All
outstanding shares of Willis-Delaware Common Stock shares are held by and in the name of Willis-California.

    D. The Board of Directors of Willis-California has determined that, for the purpose of effecting the reincorporation of Willis-California in the State of Delaware, it is advisable and in the bests interests of Willis-California and its shareholders that Willis-California merge with and into Willis-Delaware upon the terms and conditions herein provided.

    E. The Board of Directors of Willis-California has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby and recommending that the existing shareholders of Willis-California (individually, a "Shareholder", and collectively, the "Shareholders") approve this Merger Agreement and the transactions contemplated hereby;

    F. The Board of Directors of Willis-Delaware has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. The sole shareholder of Willis-Delaware has approved this Merger Agreement and the transactions contemplated hereby.

    NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                     MERGER

    Section 1.1. THE MERGER. In accordance with the provisions of this Merger Agreement, the California General Corporation Law (the "CGCL") and the Delaware General Corporation Law (the "DGCL"), Willis-California shall be merged with and into Willis-Delaware (the "Merger"), the separate existence of Willis-California shall cease and Willis-Delaware shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. The name of the Surviving Corporation shall be "Willis Lease Finance Corporation".

    Section 1.2. FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions have been completed:

        (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of Willis-California in accordance with the requirements of the CGCL;

        (b) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware;

        (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the CGCL shall have been filed with the Secretary of State of the State of California.

    The date and time when the Merger shall become effective is herein referred to as the "Effective Date".

    Section 1.3. EFFECT OF THE MERGER. Upon the Effective Date, the separate existence of Willis-California shall cease and Willis-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date; (ii) shall be subject to all actions previously taken by its and Willis-California's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Willis-California in the manner more fully set forth in Section 259 of the DGCL; (iv) shall continue to be subject to all of the debts, liabilities and obligations of Willis-Delaware as constituted immediately prior to the Effective Date; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Willis-California in the same manner as if Willis-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

                                   ARTICLE II
                   CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

    Section 2.1. CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Willis-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation and Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    Section 2.2. DIRECTORS AND OFFICERS. The directors and officers of Willis-Delaware immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until as otherwise provided by law, or by the Certificate of Incorporation and Bylaws of the Surviving Corporation.

                                  ARTICLE III
                         MANNER OF CONVERSION OF STOCK

    Section 3.1. WILLIS-CALIFORNIA COMMON STOCK. Upon the Effective Date, each share of Willis-California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted automatically into one (1) fully paid and nonassessable, issued and outstanding share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

    Section 3.2.  WILLIS-CALIFORNIA OPTIONS AND STOCK PURCHASE RIGHTS.

        (a) Upon the Effective Date, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Willis-California and all of such plans shall become the lawful obligations of the Surviving Corporation and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Each outstanding and unexercised option or other right to purchase Willis-California Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Willis-California Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Willis-California option or stock purchase right.

        (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of Willis-California Common Stock so reserved immediately prior to the Merger.

    Section 3.3. WILLIS-DELAWARE COMMON STOCK. Upon the Effective Date, each share of Willis-Delaware Common Stock, par value $0.01 per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Willis-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    Section 3.4. EXCHANGE OF CERTIFICATES. After the Effective Date, each holder of an outstanding certificate representing shares of Willis-California Common Stock may, at such stockholder's option, surrender the same for cancellation to Willis-Delaware or its transfer agent, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Willis-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Willis-California Common Stock were converted in the Merger.

    The registered owner on the books and records of Willis-California of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Willis-Delaware its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Willis-California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

    If any certificate for shares of Willis-Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Willis-Delaware or its transfer agent any transfer or other taxes payable by reason of issuance of such new certificates in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Willis-Delaware that such tax has been paid or is not payable.

                                   ARTICLE IV
                                    GENERAL

    Section 4.1. COVENANTS OF WILLIS-DELAWARE. Willis-Delaware covenants and agrees that it will, on or before the Effective Date:

        (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for the service of process as required under the provisions of Section 2105 of the CGCL;

        (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Willis-Delaware of all of the Franchise Tax liabilities of Willis-California; and

        (c) take such other actions as may be required by the CGCL.

    Section 4.2. FURTHER ASSURANCES. From time to time, as and when required by Willis-Delaware or by its successors and assigns, there shall be executed and delivered on behalf of Willis-California such deeds and other instruments, and there shall be taken or caused to be taken by Willis-California and Willis-Delaware such further and other actions, as shall be appropriate or necessary in order to vest or perfect in Willis-Delaware title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Willis-California, and otherwise to carry out the purposes and intent of this Agreement, and the officers and directors of Willis-Delaware are fully authorized in the name and on behalf of Willis-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    Section 4.3. ABANDONMENT. At any time before the Effective Date, this Agreement may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Willis-California or of Willis-Delaware, or of both, notwithstanding approval of this Agreement by the shareholders of Willis-California, by the sole shareholder of Willis-Delaware, or by both.

    Section 4.4. AMENDMENT. The Board of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

    Section 4.5. GOVERNING LAW. Except as required by California law, this Merger Agreement shall be governed by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law.

    Section 4.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Willis Lease Finance Corporation, a Delaware corporation, and Willis Lease Finance Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                WILLIS LEASE FINANCE CORPORATION,
                                a Delaware corporation

                                By
                                     -----------------------------------------
                                     Charles F. Willis, IV, President

ATTEST:

-------------------------------------------
Lynn Mailliard, Corporate Secretary

                                WILLIS LEASE FINANCE CORPORATION,
                                a California corporation

                                By
                                     -----------------------------------------
                                     James D. McBride,
                                     Executive Vice President

ATTEST:

-------------------------------------------
Lynn Mailliard, Secretary

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                        WILLIS LEASE FINANCE CORPORATION

                                   ARTICLE I
                              NAME OF CORPORATION

    The name of this corporation is WILLIS LEASE FINANCE CORPORATION.

                                   ARTICLE II
                               REGISTERED OFFICE

    The address of the registered office of the corporation in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent, and the name of its registered agent at that address is National Registered Agents, Inc.

                                  ARTICLE III
                                    PURPOSE

    The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
                            AUTHORIZED CAPITAL STOCK

    (a) The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock"; the total number of shares which the corporation shall have authority to issue is Twenty-Five Million (25,000,000); the total number of shares of Preferred Stock shall be Five Million (5,000,000) and each such share shall have a par value of one cent ($0.01); and the total number of shares of Common Stock shall be Twenty Million (20,000,000) and each such share shall have a par value of one cent ($0.01).

    (b) The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

                                   ARTICLE V
                                  INCORPORATOR

    The name and mailing address of the incorporator of the corporation is:
Jeanne Carnahan, c/o National Corporate Research, LTD, 9 East Loockerman Street, Dover, Delaware 19901.

                                   ARTICLE VI
                             ELECTION OF DIRECTORS

    Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

                                  ARTICLE VII
                                STAGGERED BOARD

    (a) The number of directors which shall constitute the whole board of directors of the corporation shall be specified in the bylaws of the corporation.

    (b) Effective on the filing of the Certificate of Incorporation of the corporation ("Incorporation Date"), the board shall be divided into three classes: Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. Directors in Class I shall serve for a term ending at the first annual meeting held after the Incorporation Date, directors in Class II shall serve for a term ending at the second annual meeting held after the Incorporation Date, and directors in Class III shall serve for a term ending at the third annual meeting held after the Incorporation Date. Thereafter, each director shall serve for a term ending at the third annual stockholders meeting following the annual meeting at which such director was elected. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, die, become disqualified or disabled, or shall otherwise be removed.

    (c) At each annual election held after the Incorporation Date, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the board of directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he succeeds, unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

    (d) Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier resignation, death, disqualification or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

    (e) During any period when the holders of Preferred Stock or any one or more series thereof, voting as a class, shall be entitled to elect a specified number of directors by reason of dividend arrearages or other contingencies giving them the right to do so, then and during such time as such right continues (1) the then otherwise authorized number of directors shall be increased by such specified number of directors, and the holders of the Preferred Stock or such series thereof, voting as a class, shall be entitled to elect the additional directors as provided for pursuant to the provisions of such Preferred Stock or series; (2) each such additional director shall not be a member of Class I, Class II or Class III, but shall serve until the next annual meeting or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of such Preferred Stock or series, whichever is earlier; and (3) whenever the holders of such Preferred Stock or series thereof are divested of such rights to elect a specified number of directors, voting as a class, pursuant to the provisions of such Preferred Stock or series, the terms of office of all directors elected by the holders of such Preferred Stock or series, voting as a class pursuant to such provisions, or elected to fill any vacancies resulting from the resignation, death, disqualification or removal of directors so elected by the holders of such Preferred Stock or series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

    (f) Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only (1) for cause, and (2) by the affirmative vote of the holders of a majority of the Voting Stock. For purposes of this Certificate of Incorporation, "Voting Stock" means all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares.

                                  ARTICLE VIII
                        LIMITATION OF DIRECTOR LIABILITY

    To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article VIII by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this
Article VIII at the time of such repeal or modification.

                                   ARTICLE IX
                                     BYLAWS

    In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation.

    Bylaws may not be made, repealed, altered, amended or rescinded by the stockholders of the corporation except by the vote of the holders of not less than eighty percent (80%) of the outstanding Voting Stock of the corporation, considered for purposes of this Article IX as one class.

                                   ARTICLE X
       RESTRICTIONS ON CERTAIN AMENDMENTS TO CERTIFICATE OF INCORPORATION

    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in this Article X and in Articles IV, VII, IX, XI, XII and XIII may not be repealed, amended or otherwise modified, directly or indirectly, in any respect; provided, however, that any of the foregoing Articles may be repealed or amended in any respect if such repeal or amendment is approved by such vote as may be required under applicable law and in addition thereto by the affirmative vote of the holders, voting together as a single class, of not less than eighty percent (80%) of the outstanding Voting Stock of the corporation.

                                   ARTICLE XI
                    CALL OF SPECIAL MEETING OF STOCKHOLDERS

    Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors or by the Chairman of the Board or by the President of the corporation, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of the stockholders may be called by any other person or persons specified in any provisions of any certificate filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time hereunder), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

                                  ARTICLE XII
                          NO ACTION BY WRITTEN CONSENT

    Subject to the rights of holders of any series of Preferred Stock relating to the ability of such holders of such Preferred Stock to take action by a consent or consents in writing, no action shall be taken by the stockholders except at an annual or special meeting of stockholders. No action shall be taken by stockholders by written consent.

                                  ARTICLE XIII
                             BUSINESS COMBINATIONS

    (a) VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS. In addition to any affirmative vote required by law or by any other provision of this Certificate of Incorporation, and in addition to any voting rights granted or to be held by holders of Preferred Stock, the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding Voting Stock of the Corporation, considered for purposes of this Article XIII as one class, shall be required for the approval or authorization of any "business combination" (as hereinafter defined) with any "other entity" (as hereinafter defined) if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, such other entity is, directly or indirectly, the "beneficial owner" of more than 5% of the outstanding shares of the Common Stock of the Corporation.

    (b)  EXCEPTIONS.

        (i) Section (a) of this Article XIII shall not be applicable to any particular business combination, and such business combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Certificate of Incorporation, if the proposed business combination shall have been approved by a majority of the "continuing directors" (as hereinafter defined).

        (ii) Section (a) of this Article XIII shall not be applicable to any particular business combination in which shareholders of the Corporation, in one or more transactions, are to receive cash, property, securities or other consideration in exchange for their shares of capital stock of the Corporation, and such business combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Certificate of Incorporation, if the following condition is met: the cash plus the fair market value of the property, securities or other consideration to be received per share by holders of the Common Stock of the Corporation in the business combination is not less than the highest per share price (including (i) brokerage commissions, (ii) soliciting dealers' fees, (iii) dealer-manager compensation, and (iv) other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys' fees) paid by such other entity in acquiring any of its holdings of the

    Corporation's Common Stock (1) within the period of eighteen (18) months immediately prior to and including the date of the most recent public announcement of the proposal of the business combination or (2) in the transaction or series of transactions in which it acquired more than 5% of the outstanding shares of the Common Stock of the Corporation.

       (iii) Section (a) of this Article XIII shall not be applicable to any particular business combination, and such business combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Certificate of Incorporation, if the proposed business combination is solely between the Corporation and another corporation, 30% or more of the voting stock of which is owned by the Corporation.

    (c)  DEFINITIONS.  For purposes of this Article XIII:

        (1) The term "business combination" shall mean: (i) any merger or consolidation of the Corporation or of any subsidiary of the Corporation with or into any other entity; (ii) the sale, exchange or lease of all or any substantial part of the assets of the Corporation to any other entity; or (iii) any sale or lease to the Corporation or any subsidiary thereof in exchange for securities of the Corporation of any assets of any other entity or securities issued by such other entity, for which the approval of stockholders of the Corporation is required by law or by any agreement between the Corporation and any national securities exchange.

        (2) The term "other entity" shall mean and include (i) any individual, corporation, partnership or other person; (ii) any other party which is an "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934) of any entity described in clause (i); (iii) any other party with which any entity described in clause (i) or any of its affiliates or associates have any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of shares of the Corporation; and (iv) the predecessors, successors or assigns of any entities described in clauses (i), (ii) or (iii) in any transaction or series of transactions not involving a public offering of the shares of the Corporation within the meaning of the Securities Act of 1933; provided, however, that the term "other entity" shall not include any individual, corporation, partnership or other person, entity or group which "beneficially owned" on March 1, 1998, five percent (5%) or more of the outstanding common stock of Willis Lease Finance Corporation, a California corporation.

        (3) The term "continuing director" shall mean a director who (i) is unaffiliated with and is not the other entity and (ii) was a member of the Board of Directors prior to the time that the other entity involved in the proposed business combination acquired in excess of 5% of the outstanding shares of Common Stock of the Corporation.

        (4) The term "beneficial ownership" shall include, without limitation, any shares of stock of the Corporation which any other entity has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

        (5) For the purposes of subparagraph (b)(ii) of this Article XIII, the term "other consideration" shall include Common Stock of the Corporation retained by its existing public stockholders in the event of a business combination with such other entity in which the Corporation is the surviving corporation.

    (d) DETERMINATION OF COMPLIANCE. A majority of the continuing directors shall have the power and duty to determine, for purposes of this Article XIII and on the basis of information known to them:

        (1) Whether the proposal business combination is within the scope of this Article XIII;

        (2) Whether the other entity owns beneficially more than 5% of the outstanding shares of Common Stock of the Corporation;

        (3) The per share value proposed to be paid to the holders of Common Stock of the Corporation in the business combination, within the meaning of paragraph (b)(ii) of this Article XIII; and

        (4) The highest price per share paid by the other entity, within the meaning of subparagraph (b)(ii) of this Article XIII.

    Such determination(s), if made in good faith, shall be binding upon all parties.

    (e) FIDUCIARY DUTY. Nothing contained in this Article XIII shall be construed to relieve the other entity from any fiduciary obligation imposed by statute or case law.

                                  ARTICLE XIV
                       CREDITOR COMPROMISE OR ARRANGEMENT

    Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

    THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in accordance with the General Corporation Law of the State of
Delaware, has executed this Certificate as of March   , 1998.

                                          --------------------------------------

                                          Jeanne Carnahan, Incorporator

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                        WILLIS LEASE FINANCE CORPORATION
                            (A DELAWARE CORPORATION)

                                   ARTICLE I.
                                    OFFICES

    SECTION 1.01 REGISTERED OFFICE. The registered office of Willis Lease Finance Corporation (hereinafter called the Corporation) in the State of Delaware shall be at 9 East Loockerman Street, City of Dover, County of Kent, and the name of the registered agent in charge thereof shall be National Registered Agents, Inc.

    SECTION 1.02 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the Board) may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

    SECTION 2.01 ANNUAL MEETINGS. Annual meetings of the stockholders of the Corporation for the purpose of electing directors to succeed those whose terms expire and for the transaction of such other proper business as may properly come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

    SECTION 2.02 SPECIAL MEETINGS. Special meetings of the stockholders for the transaction of any proper business, unless otherwise prescribed by statute, may be called only in accordance with Article XI of the Corporation's Certificate of Incorporation as it may be amended from time to time (the "Certificate of Incorporation").

    SECTION 2.03 PLACE OF MEETINGS. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

    SECTION 2.04 NOTICE OF MEETINGS. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post office address furnished by him to the Corporate Secretary of the Corporation for such purpose or, if he shall not have furnished to the Corporate Secretary his address for such purpose, then at his post office address last known to the Corporate Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable, or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any

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stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

    SECTION 2.05 QUORUM. Except where otherwise provided by law, the holders of record of a majority of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum at any meeting or any adjournment thereof, a majority of the shares of stock of the Corporation present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

    SECTION 2.06  VOTING.

        (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy for each share or fractional share of the stock of the Corporation held by him which has voting power upon the matter in question.

        (b) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after eleven months from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders, all matters, except as otherwise provided in the Certificate of Incorporation or in these Bylaws, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any question need not be by ballot, unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy shall so determine. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

        (c) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

    SECTION 2.07 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any

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adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. The Board may close the books of the Corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a shareholders' meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares.

    SECTION 2.08 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Corporate Secretary of the Corporation shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    SECTION 2.09 JUDGES. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Corporate Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

    SECTION 2.10  NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

        (A)  ANNUAL MEETINGS OF STOCKHOLDERS.

           (1) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of the stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw.

           (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
       (A)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing, in conformance with the requirements of this Bylaw, to the Corporate Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "1934 Act") (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to any other business that the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting,
       (ii) the reasons for conducting such business at the meeting, (iii) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (iv) any other information which is required to be disclosed in solicitations of proxies on behalf of any such business, and specifically, any such information called for by Items 4 and 5 of Regulation 14A under the 1934 Act regarding such other business, the proponent of such other business and any associates or persons who would be deemed "participants" under Regulation 14A were the proponent soliciting proxies on behalf of such other business. All such notices shall include (i) a representation that the person sending the notice is a shareholder of record and will remain such through the record date for the meeting, (ii) the name and address, as they appear on the Corporation's books, of such shareholder, (iii) the class and number of the Corporation's shares which are owned beneficially and of record by such shareholder, and (iv) a representation that such shareholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice.

           (3) Notwithstanding anything in the second sentence of paragraph
       (A)(2) of this Bylaw to the contrary, in the event that the number of directors to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

        (B) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board or
    (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Bylaw shall be delivered to the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

        (C)  GENERAL.

           (1) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business or a nomination is not properly before the meeting and, if he should so determine, the defective business shall not be transacted and the defective nomination shall be disregarded.

           (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

           (3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all the applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act of (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

                                  ARTICLE III.
                               BOARD OF DIRECTORS

    SECTION 3.01 GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by the Board.

    SECTION 3.02 NUMBER AND TERM OF OFFICE. The authorized number of directors shall be five (5), and such number shall not be changed except by a Bylaw amending this section duly adopted by the Board or duly adopted by the stockholders pursuant to the terms of Article IX of the Certificate of Incorporation. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign, die, become disqualified or disabled or shall otherwise be removed in the manner hereinafter provided.

    SECTION 3.03 ELECTION OF DIRECTORS. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for a classified Board.

    SECTION 3.04 RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Corporate Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 3.05 REMOVAL. Any director or the entire Board may be removed, with cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

    SECTION 3.06 VACANCIES. Except as otherwise provided in the Certificate of Incorporation and except for a vacancy created by the removal of a director, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or otherwise, may be filled by vote of the majority of the remaining directors, although less than a quorum. Vacancies created by the removal of a director may be filled only by the affirmative vote of the holders of a majority of the outstanding stock then entitled to vote at an election of directors. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign, die, become disqualified or disabled or shall otherwise be removed in the manner herein provided.

    SECTION 3.07 PLACE OF MEETING, ETC. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

    SECTION 3.08 REGULAR MEETINGS. A regular annual meeting of the Board shall be held without any further notice immediately after, and at the same place as, the annual meeting of shareholders. The Board may provide for other regular meetings from time to time by resolution. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day that is not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

    SECTION 3.09 SPECIAL MEETINGS. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President, any Vice President, the Corporate Secretary or any two (2) directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting, without protesting prior thereto or at its commencement, the lack of notice to such director.

    SECTION 3.10 QUORUM AND MANNER OF ACTING. Except as otherwise provided in these Bylaws, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the

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absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the reconvened meeting to the directors who were not present at the time of adjournment. The directors shall act only as a Board, and the individual directors shall have no power as such. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

    SECTION 3.11 ORGANIZATION. Meetings of the Board shall be presided over by the Chairman of the Board, or in his absence by the President, or in his absence by the Chief Administrative Officer, or in his absence by the Chief Financial Officer, or in his absence by a Vice President, or in their absence by a chairman chosen at the meeting. The Corporate Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

    SECTION 3.12 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

    SECTION 3.13 COMPENSATION. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

    SECTION 3.14 COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation and to serve at the pleasure of the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of the stock. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

                                  ARTICLE IV.

                                    OFFICERS

    SECTION 4.01 NUMBER. The officers of the Corporation shall be a Chairman of the Board, a President, a Chief Financial Officer, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), and a Corporate Secretary. In addition, the Board may appoint such other officers as may be deemed expedient for the proper conduct of the business of the Corporation, each of whom shall have such authority and perform such duties as the Board may from time to time determine.

    SECTION 4.02 ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The officers of the Corporation, except such officers as may be appointed in accordance with
Section 4.03, shall be chosen annually at the regular meeting of the Board held after the annual meeting of shareholders and shall serve at the pleasure of the Board. If officers are not chosen at such meeting of the Board, they shall be chosen as soon thereafter as shall be convenient. Each officer shall hold office until his successor shall have been duly chosen and shall qualify or until his resignation, death, disqualification or removal in the manner hereinafter provided.

    SECTION 4.03 ASSISTANTS, AGENTS AND EMPLOYEES, ETC. In addition to the officers specified in Section 4.01, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Financial Officers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

    SECTION 4.04 REMOVAL. Any officer, assistant, agent or employee of the Corporation may be removed, with or without cause, at any time: (i) in the case of an officer, assistant, agent or employee appointed by the Board, only by resolution of the Board; and (ii) in the case of an officer, assistant, agent or employee, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

    SECTION 4.05 RESIGNATIONS. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Corporate Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board, the Chairman of the Board, the President or the Corporate Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 4.06 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or other cause, may be filled by the Board for the unexpired portion of the term thereof.

    SECTION 4.07 INABILITY TO ACT. In the case of absence or inability to act of any officer of the Corporation, the Board may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

    SECTION 4.08 THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Board.

    SECTION 4.09 THE PRESIDENT. The President of the Corporation shall be the chief executive officer of the Corporation and, subject to the control of the Board, shall preside at all meetings of shareholders, shall have general and active supervision and management over the business of the Corporation and over its several officers, assistants, agents and employees, shall make reports to the Board and shareholders, and shall perform all such other duties as are incident to such office or are properly required by the Board.

    SECTION 4.10 THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the general care and custody of the funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board, and shall keep regular books of account. He shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. He shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. He shall, in general, perform all other duties incident to the office of Chief Financial Officer and such other duties as from time to time may be properly assigned to him by the Board or the President.

    SECTION 4.11 THE VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as the Board or the President may from time to time properly prescribe. At the request of the President, or in case of the President's absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

    SECTION 4.12 THE CORPORATE SECRETARY. The Corporate Secretary shall, if present, record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed, in one or more books provided for that purpose; he shall see that all notices are duly given in accordance with these Bylaws and as required by law; and, in general, he shall perform all the duties incident to the office of Corporate Secretary and such other duties as may from time to time be properly assigned to him by the Board or the President.

    SECTION 4.13 COMPENSATION. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

                                   ARTICLE V.

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

    SECTION 5.01 EXECUTION OF CONTRACTS. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

    SECTION 5.02 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

    SECTION 5.03 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the President, the Chief Financial Officer or any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

    SECTION 5.04 GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                  ARTICLE VI.

                           SHARES AND THEIR TRANSFER

    SECTION 6.01 CERTIFICATES FOR STOCK. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by the Chief Financial Officer or the Corporate Secretary or an Assistant Secretary. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04.

    SECTION 6.02 TRANSFERS OF STOCK. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporate Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

    SECTION 6.03 REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

    SECTION 6.04 LOST, STOLEN, DESTROYED, AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

                                  ARTICLE VII.

                                INDEMNIFICATION

    SECTION 7.01 INDEMNIFICATION. Subject to any limitation which may be contained in the Certificate of Incorporation, the Corporation shall to the full extent permitted by law, including, without limitation, Delaware General Corporation Law Section 145, as such Section now exists or shall hereafter be amended, indemnify any person who was, is or is threatened to be made a party, a named defendant or respondent to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, arbitral, administrative, or investigative, any appeal in such action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, because such person is or was a director, officer employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit, or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an individual did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    SECTION 7.02 EXPENSES. Subject to any limitation which may be contained in the Certificate of Incorporation, the Corporation shall, to the full extent permitted by law, including, without limitation, Section 145 of the Delaware General Corporation Law, as such Section now exists or shall hereafter be amended, pay or reimburse on a current basis the expenses incurred by any person described in Section 7.01 in connection with any such action, suit, or proceeding in advance of the final disposition thereof, if the Corporation has received (i) a written affirmation by the recipient of his good faith belief that he has met the standard of conduct necessary for indemnification under the Delaware General Corporation Law and (ii) a written undertaking by or on behalf of such director or officer to repay the amount paid or reimbursed if it is ultimately determined that he has not satisfied such standard of conduct or if indemnification is prohibited by law.

    SECTION 7.03 OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights provided in this
Article VII shall be deemed to be provided by a contract between the Corporation and the individuals who serve in the capacities described in Section 7.01 at any time while these bylaws are in effect, and no repeal or modification of this
Article VII by the stockholders shall adversely affect any right of any person otherwise entitled to indemnification by virtue of this Article VII at the time of such repeal or modification.

    SECTION 7.04 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

    SECTION 7.05 CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would if such person had served the resulting or surviving corporation in the same capacity.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

    SECTION 8.01 FISCAL YEAR. The fiscal year of the Corporation shall end on the 31st day of December.

    SECTION 8.02 WAIVER OF NOTICES. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

    SECTION 8.03 SEAL. The Corporation may have a corporate seal which shall have the name of the Corporation and shall be in such form as may be approved from time to time by the Board. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

    SECTION 8.04 INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

    SECTION 8.05 AMENDMENTS. These Bylaws may be amended only in accordance with Article IX of the Corporation's Certificate of Incorporation.

    SECTION 8.06 REPRESENTATION OF SHARES IN OTHER CORPORATIONS. Shares of other corporations standing in the name of this Corporation may be voted or represented and all incidents thereto may be exercised on behalf of the Corporation by the Chairman of the Board, the President or any Vice President and the Chief Financial Officer or the Corporate Secretary or an Assistant Secretary.

    SECTION 8.07 SEVERABILITY. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

    SECTION 8.08 PRONOUNS. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                                    PROXY
                       WILLIS LEASE FINANCE CORPORATION

                     1998 Annual Meeting of Shareholders

                                May 12, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Charles F. Willis, IV, Donald A. Nunemaker and Rae A. Capps, and each of them, as Proxies of the undersigned with full power of substitution to act and to vote all of the shares of Common Stock of WILLIS LEASE FINANCE CORPORATION held of record by the undersigned on March 23, 1998 at the 1998 Annual Meeting of Shareholders of the Company to be held on May 12, 1998, or at any adjournment thereof.

    The Board of Directors recommends a vote for Proposals 1, 2, 3 and 4 on the other side. This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS NAMED ON THE OTHER SIDE HEREOF AND AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSALS 2, 3 AND 4 STATED ON THE OTHER SIDE HEREOF AND ON ANY OTHER MATTERS TO BE VOTED ON. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     IMPORTANT:  THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

/X/  Please mark your votes as in this example.


1.  ELECTION OF DIRECTORS

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Nominees: Charles F. Willis, IV, William L. McElfresh, Ross K. Anderson, William M. LeRoy, Willard H. Smith, Jr.

2. To ratify the selection of KMPG Peat Marwick LLP as independent auditors of the Company.

FOR  / /     AGAINST  / /     ABSTAIN  / /


3. Proposal to change state of incorporation to Delaware and the adoption of various other measures which will affect shareholders rights as described in the Proxy Statement

FOR  / /     AGAINST  / /     ABSTAIN  / /

4.  Proposal to amend the 1996 Stock Option/ Stock Issuance Plan

FOR  / /     AGAINST  / /     ABSTAIN  / /

5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

FOR  / /     AGAINST  / /     ABSTAIN  / /

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)__________________________________   Date:________________

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      FOLD AND DETACH HERE